EXHIBITS TABLE

        21.1   Monthly Remittance Report for the month of October, 1996.

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-3 Sub-Pool 1
                   for October 25, 1996, the Remittance date.

                        Due period ended: October 1, 1996
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

   1 Total Actual Principal Collections                 453,310.02
   2 Total Actual Interest Collections                  281,691.41
   3 Additional Proceeds                                      0.00        1 of 4
                                             ---------------------
   4      Total Collections:                            735,001.43

   5 Pre-Funding Account Transfer                             0.00
   6 Interest Coverage Account Transfer                 518,792.11
                                             ---------------------
   7      Aggregate Amount Received:                  1,253,793.54

     Monthly Advances

   8 Delinquent Interest                                621,902.48
   9 Compensating Interest                                  710.47
  10 Amounts Held for Future Distributions                    0.00
  11 Reserve Withdrawal per Sec. 6.14c                        0.00
                                             ---------------------
  12      Available Remittance Amount:                1,876,406.49

  13 Service Fees                                        44,943.02
  14 Expense Account Deposit:                             3,738.67
  15 Cross Collateral Deposit                                 0.00
                                             ---------------------
  16      Adjusted Remittance Amount:                 1,827,724.80

     Remaining Amount Available:

  17           Adjusted Remittance Amount             1,827,724.80
  18           Insured Payments                               0.00
  19           Insurance Account Deposit @ 13 bp
                  the Ending Principal Balance           16,200.89
  20           Cross Collateral Withdrawal                    0.00
  21           Class Remittance Amounts               1,811,523.91
  22           Non-Recoverable Advances not
                  Previously Reimbursed                       0.00
                                             =====================
  23 Total Remaining Amount Available:                        0.00
                                             =====================

     Amount of Reimbursements Pursuant to Sec. 5.04
  24      Servicing Fee                                       0.00
  25      Monthly Advances and Servicer Advances              0.00
  26      Other Mortgage Payments                             0.00
  27      Interest Earned on P&I Deposits                     0.00
  28      Additional Servicing Compensation                   0.00
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-3 Sub-Pool 1
                   for October 25, 1996, the Remittance date.

                        Due period ended: October 1, 1996


                                                       Total           Class A-1        Class A-2      Class A-3         Class A-4
                                                       -----           ---------        ---------      ---------         ---------
  29 Loans Outstanding - BOM                               1536
  30 Original Loan Balance                           93,528,661.75   41,776,135.59     6,547,006.32   15,743,991.39     5,923,481.91
  31 Pre-Funding Account Balance                     57,955,886.82   25,886,962.77     4,056,912.08    9,755,907.62     3,670,539.50
  32 Initial Overcollateralization                    1,484,548.57      663,098.36       103,918.40      249,899.01        94,021.41
  33 Realized Losses, LTD                                     0.00            0.00             0.00            0.00             0.00
  34 Carryforward Amount                                      0.00            0.00             0.00            0.00             0.00
                                             ---------------------------------------------------------------------------------------
  35 Total Class Principal Balance                  150,000,000.00   67,000,000.00    10,500,000.00   25,250,000.00     9,500,000.00
  36      Pool Factor per Loan Balance                 62.3524412%     27.8507571%       4.3646709%     10.4959943%       3.9489879%
  37      Pool Factor per Class Balance               100.0000000%    100.0000000%     100.0000000%    100.0000000%     100.0000000%
  38 Excess Spread                                            0.00
  39 Cross Collateral Withdrawal                              0.00
  40 Cross Collateral Deposit                                 0.00            0.00
  41 Additional Principal due Class A                   514,399.30      514,399.30
  42 Interest Remittance @ Class Yield                  843,814.59      314,062.50        63,175.00      157,391.67        59,691.67

     Principal Additions:
  43           Number of loans                                444
  44           Transfers from Pre-Funding Account    25,086,692.04   11,205,389.11     1,756,068.44    4,222,926.49     1,588,823.83

     Principal Reductions:
  45           Prepayments - Number                              7               7
  46           Prepayments - Dollar                     377,994.25      377,994.25             0.00            0.00             0.00
  47           Net Liquidation Proceeds                       0.00            0.00             0.00            0.00             0.00
  48           Curtailments                                   0.00            0.00             0.00            0.00             0.00
  49           Normal and Excess Payments                75,315.77       75,315.77             0.00            0.00             0.00
  50           Pre-Funding Account Transfer                   0.00            0.00             0.00            0.00             0.00
                                             ---------------------------------------------------------------------------------------
  51 Total Principal Remittance                         453,310.02      453,310.02             0.00            0.00             0.00
  52 Additional Principal Reduction                     514,399.30      514,399.30             0.00            0.00             0.00
                                             =======================================================================================
  53 Total Remittance                                 1,811,523.91    1,281,771.82        63,175.00      157,391.67        59,691.67
                                             =======================================================================================
  54 Current Month Realized Loss - number                        0               0
  55 Current Month Realized Loss - dollar                     0.00            0.00

     Class Principal Balance - EOM

  56 Loans Outstanding - EOM                               1973
  57 Closing Loan Balance                           118,162,043.77   52,528,214.68     8,303,074.76   19,966,917.88     7,512,305.74
  58 Pre-Funding Account Balance                     32,869,194.78   14,681,573.66     2,300,843.64    5,532,981.13     2,081,715.67
  59 Additional Principal Reduction, LTD              1,998,947.87    1,177,497.66       103,918.40      249,899.01        94,021.41
  60 Realized losses, LTD                                     0.00            0.00             0.00            0.00             0.00
                                             ---------------------------------------------------------------------------------------
  61 Total Class Principal Balance                  149,032,290.68   66,032,290.68    10,500,000.00   25,250,000.00     9,500,000.00
  62      Pool Factor per Loan Balance                 78.7746958%     35.0188098%       5.5353832%     13.3112786%       5.0082038%
  63      Pool Factor per Class Balance                99.3548605%     98.5556577%     100.0000000%    100.0000000%     100.0000000%
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------

                                                        Class A-5        Class A-6       Class R
                                                        ---------        ---------       -------
  29 Loans Outstanding - BOM
  30 Original Loan Balance                             16,367,515.81    7,170,530.73
  31 Pre-Funding Account Balance                       10,142,280.19    4,443,284.66                2 of 4
  32 Initial Overcollateralization                        259,796.00      113,815.39
  33 Realized Losses, LTD                                       0.00            0.00
  34 Carryforward Amount                                        0.00            0.00
                                             ---------------------------------------
  35 Total Class Principal Balance                     26,250,000.00   11,500,000.00
  36      Pool Factor per Loan Balance                   10.9116772%      4.7803538%
  37      Pool Factor per Class Balance                 100.0000000%    100.0000000%
  38 Excess Spread                                                                             0.00
  39 Cross Collateral Withdrawal                                                               0.00
  40 Cross Collateral Deposit
  41 Additional Principal due Class A
  42 Interest Remittance @ Class Yield                    172,156.25       77,337.50

     Principal Additions:
  43           Number of loans
  44           Transfers from Pre-Funding Account       4,390,171.11    1,923,313.06           0.00

     Principal Reductions:
  45           Prepayments - Number
  46           Prepayments - Dollar                             0.00            0.00
  47           Net Liquidation Proceeds                         0.00            0.00
  48           Curtailments                                     0.00            0.00
  49           Normal and Excess Payments                       0.00            0.00
  50           Pre-Funding Account Transfer                     0.00            0.00
                                             ------------------------------------------------------
  51 Total Principal Remittance                                 0.00            0.00
  52 Additional Principal Reduction                             0.00            0.00
                                             ======================================================
  53 Total Remittance                                     172,156.25       77,337.50           0.00
                                             ======================================================
  54 Current Month Realized Loss - number
  55 Current Month Realized Loss - dollar

     Class Principal Balance - EOM

  56 Loans Outstanding - EOM
  57 Closing Loan Balance                              20,757,686.92    9,093,843.79
  58 Pre-Funding Account Balance                        5,752,109.08    2,519,971.60
  59 Additional Principal Reduction, LTD                  259,796.00      113,815.39
  60 Realized losses, LTD                                       0.00            0.00
                                             -------------------------------------
  61 Total Class Principal Balance                     26,250,000.00   11,500,000.00
  62      Pool Factor per Loan Balance                   13.8384579%      6.0625625%
  63      Pool Factor per Class Balance                 100.0000000%    100.0000000%
     ----------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-3 Sub-Pool 1
                   for October 25, 1996, the Remittance date.

                        Due period ended: October 1, 1996


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Total          Class A-1       Class A-2        Class A-3        Class A-4
                                                        -----          ---------       ---------        ---------        ---------
  64 Weighted Note Rate - THIS Remittance            11.57720 %

  65 Weighted Note Rate - NEXT Remittance            11.57720 %

  66 Related Remittance Period for Libor Rate        25-Sep-96           thru          24-Oct-96
  67 Days in Related Period                              30

  68 Pass-Through Rates                                                 5.62500%          7.22%            7.48%           7.54%

  69 Weighted Average Remaining Term                  217.12

  70 Original Pool - Principal Balance               93,528,661.75   41,776,135.59     6,547,006.32   15,743,991.39     5,923,481.91
  71 Original Pool - Pre-Funding Account             57,955,886.82   25,886,962.77     4,056,912.08    9,755,907.62     3,670,539.50
  72 Original Pool - Additional Principal Reduction   1,484,548.57      663,098.36       103,918.40      249,899.01        94,021.41
                                                   ---------------------------------------------------------------------------------
  73 Original Pool Total                            150,000,000.00   67,000,000.00    10,500,000.00   25,250,000.00     9,500,000.00
  74 Original Pool - Number of Loans                    1536

     -------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                         Class A-5       Class A-6
                                                         ---------       ---------
  64 Weighted Note Rate - THIS Remittance
                                                                                           3 of 4
  65 Weighted Note Rate - NEXT Remittance

  66 Related Remittance Period for Libor Rate
  67 Days in Related Period

  68 Pass-Through Rates                                     7.87%           8.07%

  69 Weighted Average Remaining Term

  70 Original Pool - Principal Balance                 16,367,515.81    7,170,530.73
  71 Original Pool - Pre-Funding Account               10,142,280.19    4,443,284.66
  72 Original Pool - Additional Principal Reduction       259,796.00      113,815.39
                                                   ----------------------------------------------
  73 Original Pool Total                               26,250,000.00   11,500,000.00
  74 Original Pool - Number of Loans

     --------------------------------------------------------------------------------------------


     Class A Overcollateralization Reconciliation
     --------------------------------------------
                                                   Beg.of Month     Current Month    End of Month
                                             ------------------------------------------------------
  75 Additional Principal Reduction, LTD              1,484,548.57      514,399.30     1,998,947.87
  76 Cross Collateral Deposits                                0.00            0.00             0.00
  77 Less:  Realized Losses, LTD                              0.00            0.00             0.00
                                             ------------------------------------------------------
  78 Overcollateralization of Principal               1,484,548.57      514,399.30     1,998,947.87
                                             ======================================================

  79 Base Overcollateralization Required                                               7,907,493.00
  80 Required Overcollateralization Amount                                             7,907,493.00

     Current Month Subordinated Amount            Beg.of Month     Current Month    End of Month
     ---------------------------------       ------------------------------------------------------

  81 Original Subordinated Amount                    16,754,191.00    N/A             16,754,191.00
  82 Less: Cumulative Realized Losses                         0.00            0.00             0.00
  83 Plus: Cumulative Additional Proceeds                     0.00            0.00             0.00
                                             ======================================================
  84 Current Subordinated Amount                     16,754,191.00                    16,754,191.00
                                             ======================================================

     Nonrecoverable Advance Reconciliation
     -------------------------------------
  85 Beginning of Month                                                       0.00
  86 Current Month Unpaid Nonrecoverable Advance                              0.00
  87 Less: Current Month Reimbursement                                        0.00
                                                                -------------------
  88 End of Month                                                             0.00
     ------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-3 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-3 Sub-Pool 1
                   for October 25, 1996, the Remittance date.

                        Due period ended: October 1, 1996



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                        Class           Class            Class           Class
                                                                         A1               A2              A3               A4
                                             ---------------------------------------------------------------------------------------

  89 Total Class Principal - Original Pool         $150,000,000.00  $67,000,000.00   $10,500,000.00  $25,250,000.00    $9,500,000.00
  90 Interest Remittance Amount                         843,814.59      314,062.50        63,175.00      157,391.67        59,691.67
  91 Interest Rate Factor / 1000                          5.625431        4.687500         6.016667        6.233333         6.283334

  92 Total Principal Collections                        453,310.02      453,310.02             0.00            0.00             0.00
  93 Prefunding Account Transfer                              0.00            0.00             0.00            0.00             0.00
  94 Additional Principal Reduction                     514,399.30      514,399.30             0.00            0.00             0.00
                                             ---------------------------------------------------------------------------------------
  95 Principal Remittance Amount                        967,709.32      967,709.32             0.00            0.00             0.00
  96 Principal Payment Factor/1000                        6.451395       14.443423         0.000000        0.000000         0.000000
  97 Principal Factor                                   993.548605      985.556577     1,000.000000    1,000.000000     1,000.000000

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                         Class           Class
                                                          A5              A6
                                             --------------------------------------

  89 Total Class Principal - Original Pool           $26,250,000.00  $11,500,000.00             4 of 4
  90 Interest Remittance Amount                          172,156.25       77,337.50
  91 Interest Rate Factor / 1000                           6.558333        6.725000

  92 Total Principal Collections                               0.00            0.00
  93 Prefunding Account Transfer                               0.00            0.00
  94 Additional Principal Reduction                            0.00            0.00
                                             --------------------------------------
  95 Principal Remittance Amount                               0.00            0.00
  96 Principal Payment Factor/1000                         0.000000        0.000000
  97 Principal Factor                                  1,000.000000    1,000.000000

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-3 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996
           and the Insurance Agreement dated as of September 25, 1996,
                   Lee Servicing Company reports the following
               information pertaining to series 1996-3 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996
       -------------------------------------------------------------------------

     1 Total Actual Principal Collections              118,941.56
     2 Total Actual Interest Collections               105,861.66
     3 Additional Proceeds                                   0.00   Page 1 of 4
                                                      -----------
     4      Total Collections:                         224,803.22

     5 Pre-Funding Account Transfer                          0.00
     6 Interest Coverage Account Transfer              267,560.62
                                                      -----------
     7 Aggregate Amount Received:                      492,363.84

       Monthly Advance
     8      Delinquent Interest                        365,760.13
     9      Compensating Interest                          332.81
    10      Amounts Held for Future Distributions            0.00
    11      Supplemental Interest                            0.00
    12 Reserve Withdrawal Per Sec. 6.08 VII                  0.00
                                                      -----------
    13 Available Remittance Amount:                    858,456.78

    14      Less: Service Fees                          24,363.15
    15      Less: Expense Account Deposit                2,247.03
    16      Cross Collateral Deposit                         0.00
                                                      -----------
    17 Adjusted Remittance Amount:                     831,846.60

       Remaining Amount Available:

    18      Adjusted Remittance Amount                 831,846.60
    19      Insured Payments                                 0.00
    20      Insurance Account Deposit @ 13bp
                 the Ending Class Principal Balance      9,737.11
    21      Class Remittance Amounts                   822,109.49
    22      Cross Collateral Withdrawal                      0.00
    23      Non-Recoverable Advances not
                 Previously Reimbursed                       0.00
                                                      ===========
    24 Total Remaining Amount Available:                     0.00
                                                      ===========

       Amount of Reimbursements Pursuant to Sec. 5.04

    25      Servicing Fee                                    0.00
    26      Monthly Advances and Servicer Advances           0.00
    27      Other Mortgage Payments                          0.00
    28      Interest Earned on P&I Deposits                  0.00
    29      Additional Servicing Compensation                0.00
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-3 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996
           and the Insurance Agreement dated as of September 25, 1996,
                   Lee Servicing Company reports the following
               information pertaining to series 1996-3 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

       ------------------------------------------------------------------------------------------------------------------------

                                                                     Total           Class 2-A           Class R
                                                                     -----           ---------           -------
    30           Number of Loans                                         479
    31 Original Principal Balance                                 56,969,975.31     56,969,975.31
    32 Original Pre-Funding Account Balance                       35,337,717.00     35,337,717.00                        Page 2 of 4
    33 Initial Overcollateralization                               2,307,692.31      2,307,692.31
    34 Realized Losses, LTD                                                0.00              0.00
    35 Carryforward Amount                                                 0.00              0.00
                                                            -------------------------------------
    36 Opening Class Principal Balance                            90,000,000.00     90,000,000.00
    37           Pool Factor per Loan Balance                       63.2999726%       63.2999726%
    38           Pool Factor per Class Balance                     100.0000000%      100.0000000%
    39 Excess Spread                                                       0.00                                  0.00
    40 Additional Principal due Class A                              267,417.93        267,417.93
    41 Cross Collateral Deposit                                            0.00              0.00
    42 Cross Collateral Withdrawal                                         0.00                                  0.00
    43 Interest Remittance                                           435,750.00        435,750.00

       Principal Additions:
    44           Number of Loans                                         165
    45           Transfers from Pre-Funding Account               18,663,345.48     18,663,345.48

       Principal Reductions:
    46           Prepayments - Number                                      1                 1
    47           Prepayments - Dollar                                 94,250.00         94,250.00
    48           Net Liquidation Proceeds                                  0.00              0.00
    49           Curtailments                                              0.00              0.00
    50           Normal and Excess Payments                           24,691.56         24,691.56
    51           Pre-Funding Account Transfer                              0.00              0.00
                                                            ---------------------------------------------------------
    52 Total Principal Remittance                                    118,941.56        118,941.56
    53 Additional Principal Reduction                                267,417.93        267,417.93
                                                            =========================================================
    54 Total Remittance                                              822,109.49        822,109.49                0.00
                                                            =========================================================
    55 Carryforward Amount                                                 0.00
    56 Current Month Realized Loss - Number                                0                 0
    57 Current Month Realized Loss - Dollar                                0.00              0.00

       Class Principal Balance - EOM
    58           Number of Loans                          #              643
    59 Closing Loan Balance                                       75,514,379.23     75,514,379.23
    60 Pre-Funding Account Balance                                16,674,371.52     16,674,371.52
    61 Additional Principal Reduction, LTD                         2,575,110.24      2,575,110.24
    62 Realized Losses, LTD                                                0.00              0.00
    63 Carryforward Amount                                                 0.00              0.00
                                                            -------------------------------------
    64 Closing Class Principal Balance                            89,613,640.51     89,613,640.51
    65           Pool Factor per Loan Balance                       83.9048658%       83.9048658%
    66           Pool Factor per Class Balance                      99.5707117%       99.5707117%
       ------------------------------------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-3 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996
           and the Insurance Agreement dated as of September 25, 1996,
                   Lee Servicing Company reports the following
               information pertaining to series 1996-3 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

                                                             Total           Class A1
                                                             -----           --------
67 Weighted Note Rate - This Remittance:                    9.96277%                                                     Page 3 of 4
68 Weighted Note Rate - Next Remittance:                    9.96277%

69 Pass-Through Rate:                                       5.81000%         5.81000%

70 Related Remittance Period:                              25-Sep-96           thru           24-Oct-96
71 Days in Related Period:                                     30

72 Weighted Average Remaining Term                           357.69

73 Original Pool - Principal Balance                       56,969,975.31     56,969,975.31
74 Original Pool - Pre-Funding Account Balance             35,337,717.00     35,337,717.00
75 Original Pool - Initial Overcollateralization            2,307,692.31      2,307,692.31
                                                        -----------------------------------
76 Original Pool - Class Principal Balance                 90,000,000.00     90,000,000.00
77 Original Pool - Number of Loans                             479

   ----------------------------------------------------------------------------------------------------------------------


   Class A Overcollateralization Reconciliation
   --------------------------------------------          Beginning of Month     Current Month     End of Month
                                                        ------------------------------------------------------
78 Initial Overcollateralization                               2,307,692.31        267,417.93     2,575,110.24
79 Cross Collateral Deposits, LTD                                      0.00              0.00             0.00
80 Less:  Realized Losses, LTD                                         0.00              0.00             0.00
                                                        ======================================================
81 Overcollateralization of Principal                          2,307,692.31        267,417.93     2,575,110.24
                                                        ======================================================

82 Base Overcollateralization Requirement                                                         3,876,923.00
83 Required Overcollateralization                                                                 3,876,923.00

   Current Month Subordinated Amount                     Beginning of Month     Current Month     End of Month
   ---------------------------------                    ------------------------------------------------------

84 Original Subordinated Amount                                9,249,230.00         N/A           9,249,230.00
85 Less: Cumulative Realized Losses                                    0.00              0.00             0.00
86 Plus: Cumulative Additional Proceeds                                0.00              0.00             0.00
                                                        ======================================================
87 Current Subordinated Amount                                 9,249,230.00                       9,249,230.00
                                                        ======================================================

   Nonrecoverable Advance Reconciliation
   -------------------------------------
88 Beginning of Month                                                  0.00
89 Current Month Nonrecoverable Advance                                0.00
90 Less: Current Month Reimbursment                                    0.00
                                                        ===================
91 End of Month                                                        0.00
                                                        ===================

   ----------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-3 SUB POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 01, 1996
           and the Insurance Agreement dated as of September 25, 1996,
                   Lee Servicing Company reports the following
               information pertaining to series 1996-3 Sub Pool 2
                   for October 25, 1996, the Remittance date.

                          Period Ended: October 1, 1996

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                                                                       Class
                                                                        A1
                                                  --------------------------------

 92 Total Class Principal - Original Pool         $90,000,000.00    $90,000,000.00            Page 4 of 4
 93 Interest Remittance Amount                        435,750.00        435,750.00
 94 Interest Rate Factor / 1000                         4.841667          4.841667

 95 Total Principal Collections                       118,941.56        118,941.56
 96 Prefunding Account Transfer                             0.00              0.00
 97 Additional Principal Reduction                    267,417.93        267,417.93
                                                  --------------------------------
 98 Principal Remittance Amount                       386,359.49        386,359.49
 99 Principal Payment Factor/1000                       4.292883          4.292883
100 Principal Factor                                  995.707117        995.707117

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